Barclays Capital Global Financial Services Conference New York City September 12 and 13, 2011 Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com Exhibit 99.1

Safe Harbor
(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."
In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”)
(1)
. Forward-looking statements involve
substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Actual results may differ materially and adversely from projected results. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of achieving results suggested by any forward-looking statements may be found in Sterling’s 10-K,
10-Q and other SEC filings, including under the headings “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of
Operations.”
This presentation contains certain non-GAAP financial measures. Reconciliations to the comparable GAAP measures are set forth on page 24.
2

Based in Spokane, Wash.,
Sterling is one of the largest
commercial banks
headquartered in the Pacific
Northwest
(1)
More than 25,000
commercial accounts and
nearly 200,000 retail deposit
accounts
$6.6 billion of deposits with
an average cost of 0.91%
(3)
$730 million recapitalization
completed in August 2010
178 branches in 5 states
Source: SNL Financial, Company filings
Note: Financial data as of June 30, 2011.
(1)
(2)
(3)
MONTANA
IDAHO
OREGON
WASHINGTON
San Jose
San
Francisco
Sacramento
Santa
Rosa
Eugene
Salem
Portland
Seattle
Spokane
Great Falls
Helena
Billings
Boise
Major cities
Sterling branches
Key Statistics as of 6/30/2011
(billions)
Total assets: $9.2
Total deposits $6.6
Net Loans $5.4
Deposit Market Share
(2)
State Branches Rank Market Share
Washington 72 7 3.20%
Oregon 67 7 3.58%
California 13 46 0.14%
Idaho 18 11 2.57%
Montana 8 14 1.21%
Franchise at a Glance
3
Pacific Northwest defined as Idaho, Oregon and Washington.
Deposit market share data as of 6/30/2010.
For the quarter ended June 30, 2011

Improving quarterly results
Reported Q2 net income of $7.6 million
Compares to loss of $58.2 million for Q2 2010
Net interest margin (FTE) of 3.31%, up 43 bps from
Q2 2010
Average cost of deposits declined by 45 bps from Q2 2010
Reduced credit provisioning
Provision for Q2 credit losses totaled $10.0 million
Compares to $70.8 million provision for Q2 2010
Declining levels of non-performing assets (NPAs)
NPAs of $497.5 million, reflecting a 51% decline compared to
$1.02 billion of NPAs at June 30, 2010
Focus on liquidating OREO, note sales, short sales and other workouts
Q2 2011 Performance Highlights
4

Formula for Success – “Back to Basics” Banking
Cost-
effective
Funding
Improved
Asset
Quality
Expense
Control
Profitable
Growth
Focus on customers
Delivering value proposition to customers
• Fair pricing
• Competitive products and services
Resolving credit challenges
Improving credit metrics throughout the loan portfolio
Reducing non-performing loans and OREO
Strategic expansion in key markets and lines of business
Increased emphasis on sales and business development
Intelligent market segmentation
Expense control and emphasis on organizational efficiency
Managing through emerging regulatory changes
5
High Quality,
Relationship
Based Asset
Generation

Improving Trends Summary (Q2 2011 vs. Q2 2010)
Net interest margin
Funding costs
Non-interest expense
Classified assets
Non-performing assets
Provision for loan losses
6
43 bps
40 bps
6%
Increased margins and improved expense management
Improved asset quality and reduced credit provisioning
56%
51%
86%

Deposit Composition
Source: SNL Financial and company filings.
(1)  Peers include: BANR, CATY, CYN, CVBF, GBCI, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.
Overall improvement in deposit
mix leading to lower cost of
deposits
Decreased brokered deposits by
$600 million since year end 2009,
to $480 million
Deposit  composition
Deposit balances
Reducing avg. cost of deposits (%)
(1)
7
(in millions)
6/30/2010 6/30/2011
Annual
% change
Retail deposits:
Transaction $1,466 $1,573 7%
Savings and MMDA 1,508             1,710             13%
Time deposits 3,123             2,279             -27%
Total retail 6,097             5,562             -9%
Public: 683                562                -18%
Brokered: 461 480                4%
Total deposits $7,241 $6,604 -9%
Change
Depost funding costs 1.36% 0.91% -45
Net loans to deposits 85% 82%
Non-interest
bearing transaction:
$1,068 / 16%
Time deposits-
retail:
$2,617 / 40%
brokered:
$480 / 7%
Savings and money
market demand:
$1,934 / 29%
Interest
-
bearing
transaction:
$505 / 8%
Balance of $6,604 million as of June 30, 2011
(in millions)
3.75%
3.75%
3.68%
3.26%
2.88%
2.82%
2.72%
2.31%
2.08%
1.98%
1.77%
1.45%
1.36%
1.27%
1.13%
1.01%
0.91%
2.12%
2.10%
2.18%
1.50%
1.10%
1.13%
1.33%
1.10%
0.90%
0.85%
0.73%
0.67%
0.66%0.56%
0.50%
0.51%
0.48%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
Q4
10
Q1
11
Q2
11
2Q 2011 Y-o-Y Improvement (45 bps)
STSA Peer
Time deposits-

Improving Trend in Classified and Non-Performing Assets
8
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Classified Assets Non -perfoming Assets Non -performing Loans
$604
12/31/09: $1,648

$533.7
$551.9
$639.6
$618.5
$540.4
$458.6
$335.7
$238.0
$175.8
$-
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Non-performing construction loans
(in millions)
Construction  Loan Reductions
Aggressively shrinking construction portfolio
Construction balances have decreased $2.6 billion,
or 89% since 2007
Residential construction concentration reduced to
1% at Q2 2011 from 6% at Q2 2010
Construction non-performing loans totaled  $176
million (44% of total NPLs) as of 6/30/2011
Total construction loans
Construction loan balances
9
Commercial:
$191 / 62%
Multi-family:
$50 / 16%
vertical:
$38 / 12%
Lots:  $18 / 6%
Raw land:  $9 / 3%
A&D:  $2 / 1%
Outstanding balance of $308 million as of June 30, 2011
(in millions)
Residential -
At 6/30/2011, construction loans had declined to
6% of total loans vs. 32% at 12/31/2007 (peak)
$-
$500.0
$1,000.0
$1,500.0
$2,000.0
$2,500.0
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
(in millions)
Res Multifam Comm'l

(in millions) 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011
NPLs beginning-of-period $958.8 $884.2 $809.0 $654.6 $477.1
Additions/increases 263.5           171.6           62.5              47.0              65.1
Return to accruing status (45.2)            (16.6)            (11.1)            (77.3)            (13.7)
Charge-offs (101.8)          (77.1)            (31.4)            (24.1)            (33.4)
Transfer to OREO (83.1)            (74.3)            (58.6)            (68.2)            (32.9)
Payments/sales (108.0)          (78.8)            (115.8)          (54.9)            (66.1)
NPLs end of period $884.2 $809.0 $654.6 $477.1 $396.1
NPLs/Loans 13.7% 13.8% 11.6% 8.6% 7.1%
% decline ($) since Q2 2010: 55%
For the quarter ended
Non-performing Loan (NPL) Flow Analysis
10

OREO Flow Analysis
11
(in thousands)
Amount Properties Amount Properties
OREO:
Beginning balance $103,973 257 $151,774 363
Additions 83,087 221 32,920 140
Valuation adjustments (9,447) (8,646)
Sales (39,746) (141) (74,837) (253)
Other changes (2,634) 195
Ending balance $135,233 337 $101,406 250
For the three months ended June 30,
2010 2011

Loan Portfolio Summary
Reducing Construction  Loan Exposure and Focusing on Relationship-Based Lending
Gross loans increased by $46 million during Q2 2011
Q2 2011 portfolio loan originations increased by $352 million, or 479%
over the same period a year ago
(1)
Source: Company filings.
(1)   Excluding loans held for sale.
(2)  Net of $187.5 million in FAS 114 writedowns.
Loan mix by geography
Loan mix by category
12
Residential RE:
$713 / 13%
Multi-family RE:
$812 / 14%
CRE, NOO:
$1,324 / 24%
CRE, OO:
$1,300 / 23%
C&I :
$442 / 8%
Construction:
$308 / 5%
Consumer,:
$704 / 13%
Oustanding balance of $5.6 billion as of June 30, 2011
(2)
(in millions)
Washington:
$2,134 / 38%
Oregon:
$1,318 / 23%
N. California:
$1,131 / 20%
Idaho:
$345 / 6%
S. California:
$265 / 5%
Arizona:  $215 / 4%
Montana:
$101 / 2% Other:  $93 / 2%
Outstanding balance of $5.6 billion as of June 30, 2011
(2)
(in millions)

0
50
100
150
200
250
300
350
400
450
Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Residential RE Multifamily CRE Construction Consumer Commercial Banking
Loan Portfolio New Originations by Quarter (1)
($ in millions)
13
$265
$180
$107
$74
$426
Source: Company filings.
(1)   Excluding loans held for sale.

Expense Control and Operating Efficiency Drivers
14
OREO Expense – Expected decline with lower levels of OREO
SAD Expense – Reductions of SAD team with lower levels of
challenged loans
Working to improve efficiency and effectiveness of
operations
Conversion of core operating system during 2Q 2011; expect to be fully phased in by YE 2011 with benefits to be realized in 2012
Ongoing vendor assessment
Review of branches and facilities
Line of Business staffing/profitability under review
Aspirational goal: Efficiency ratio less than 60%

Summary
Executing on our strategic plan
Valuable, core-deposit franchise drives earnings power
Continued improvement in asset quality metrics
High-quality, relationship-driven asset generation
Ongoing expense management
Emphasizing increased earnings power
Focused on increasing pre-tax, pre-provision earnings
Benefit of Deferred Tax Asset of $350 million ($5.94 per share)
Capitalization
Significantly exceeds regulatory levels required for “well-capitalized”
status
Additional capital in place to support opportunistic growth
Capital ratios have improved since recapitalization in August 2010:
• Tier 1 leverage ratio:
• Tier 1 risk-based capital ratio:
• Total risk-based capital ratio:
15
16.9%
18.2%
10.9%

Investor Contacts Media Contact
Patrick Rusnak Cara Coon
Chief Financial Officer VP/Communications and Public Affairs Director
(509) 227-0961 (509) 626-5348
patrick.rusnak@sterlingsavings.com cara.coon@sterlingsavings.com
Daniel Byrne
EVP/Corporate Development Director
(509) 458-3711
dan.byrne@sterlingsavings.com
16
Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com

Appendix 17

Capital Compared to Peers
Source: SNL Financial and company filings. Sterling Financial data as of June, 2011. Peer group data as of most recent quarter available.
(1) Peers include all U.S. bank holding companies with between $7 billion and $25 billion in assets.
18
6/30/2011 Peer median
(1)
TCE/TA 8.6% 7.9%
Tier 1 leverage: 10.9% 9.3%
Tier 1 risk-based capital 16.9% 13.7%
Total risk-based capital 18.2% 15.4%
NPA/Tier 1 Capital + ALLL 40.5% 18.3%

(in millions)
6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011
Asset Quality
NPAs
(1)
$1,033 $979 $816 $629 $498
Classified assets $1,401 $1,136 $1,100 $812 $604
NPAs / assets 10.6% 9.8% 8.6% 6.7% 5.4%
ALLLs / NPLs 30.0                      30.7 37.7 48.8 53.5
ALLL /  loans 4.1 4.2 4.4 4.2 3.8
Net charge-offs (NCOs) $102 $77 $31 $24 $33
NCOs / avg. loans 5.5% 4.5% 2.0% 1.6% 2.2%
Balance Sheet
Total assets $9,738 $10,030 $9,493 $9,352 $9,242
Net loans $6,141 $5,666 $5,379 $5,321 $5,388
Total construction loans $959 $720 $526 $396 $308
Securities $1,956 $2,723 $2,838 $2,821 $2,496
Core deposits
(2)
$6,780 $6,592 $6,662 $6,393 $6,124
Net loans/total deposits 85% 82% 78% 79% 82%
Capital $193 $845 $771 $774 $808
TCE/TA nm 8.3% 8.0% 8.1% 8.6%
Tier 1 leverage 2.0% 10.5% 10.1% 10.6% 10.9%
Operating Highlights
Operating income (loss) before taxes ($53.8) ($48.0) ($38.1) $5.4 $7.6
Provision for credit losses $70.8 $60.9 $30.0 $10.0 $10.0
Adj. pre-tax, pre-provision income
(3)
$54.9 $40.6 $42.7 $39.1 $41.6
FTE net interest margin 2.88% 2.77% 2.80% 3.22% 3.31%
Adj. FTE net interest margin
(4)
3.68% 3.47% 3.43% 3.75% 3.73%
For the quarters ended
Last Five Quarters Financial / Operating Highlights
19
(1) Net of cumulative confirmed losses on loans and OREO of $375.7 million for June 30, 2011, $423.8 million for March 31, 2011, $516.3 million for Dec. 31, 2010, $588.4 million for Sept. 30, 2010,
$592.8 million for June 30, 2010, and $626.3 million for March 31, 2010.
(2) Core deposits defined as total deposits less brokered CDs.
(3) Adjusted for provision for credit losses, interest reversal on non-performing loans, OREO-related expenses and charges on prepayment of debt.
(4) Adjusted FTE NIM includes interest reversal on non-performing loans.

$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
9/30/2010 12/31/2010 3/31/2011 6/30/2011
30-yr MBS 20-yr MBS 10- & 15-yr MBS CMO
High Quality, Low Risk Investment Portfolio
Strategy remains to reduce exposure to 30-yr
MBS and replace with 10- and 15-year MBS
with good cash flows to fund loan growth
82% FNMA, FHLMC and GNMA pass-throughs
Sales in Q2 ‘11 of $258MM of
MBS/CMO/Munis completed to reduce
duration in anticipation of rising rates
Source: Company filings.
(1) Durations and average life measures are base case, under current market rates.
(2) Yield at quarter end.
Investment portfolio Weighted avg life and effective duration
3.31%
overall
portfolio
yield
(2)
MBS composition
Yield
(2)
3.58%                   3.12%                  3.21%      3.23%
$2.28B
$2.60B $2.59B
20
$2.26B
MBS:
$2,040 / 82%
Muni bonds:
$188 / 8%
Corp:  $25 / 1%
Non-agency:
$27 / 1%
Ginnie Mae:
$86 / 3%
Freddie Mac:
$44 / 2%
Fannie Mae:
$79 / 3%
Tax credit:  $1 / 0%
Other:  $1 / 0%
$2.5 billion total portfolio
(in millions)
3.5
5.0
5.1
4.5
2.6
3.6
4.0
3.4
0
1
2
3
4
5
6
9/30/2010 12/31/2010 3/31/2011 6/30/2011
WA Life-Base case Eff Dur - Base case

Multi-Family
Office & Commercial
Industrial Waterhouse
Industrial Waterhouse
Other
Hotels & Motels
Retail, Strip Centers

Loan Portfolio – CRE Non-Owner-Occupied
Includes Multi-family
Non-owner-occupied commercial real estate, including multi-family portfolio totals
$2.1 billion as of 6/30/2011
Increased by $308 million, or 17% since Q2 2010
Represented 38% of gross loans as of 6/30/2011, up from 29% at 6/30/2010
3% of non-owner occupied CRE loans were non-performing as of 6/30/2011
Source: Company filings.
CRE NOO loan mix by geography CRE NOO loan mix by property type
21
$812
$407
$225
$218
$197
$166
$111
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
Outstanding balance of $2,136 million at June 30, 2011
(in millions)
Washington:
$693 / 33%
N. California:
$610 / 29%
Oregon:
$372 / 17%
S. California:
$175 / 8%
Arizona:  $115 / 5%
Idaho:  $86 / 4%
Montana:  $27 / 1%
Other,: $58 / 3%
Outstanding balance of $2,136 million at June 30, 2011
(in millions)

Multi-family – Program to Date as of June 30, 2011
22
MF loan programs MF geography
MF loan purpose
MF originations since program inception
Wtd Avg LTV: 66.5%; Wtd Avg DSC: 1.33:1; Wtd Avg Yield: 4.8%
$4
$28
$64
$81
$148
$184
$261
$365
$-
$50
$100
$150
$200
$250
$300
$350
$400
Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11
Monthly Originations Cumulative
7 Yr Fxd
6%
-ARM
H
Other
7%
3 Yr Fxd
H ARM
-
19%
5 Yr Fixed
68%
Hybrid
ARM
38%
9%
32%
21%
WA
OR
N Cal
S Cal
78%
22%
Refi
Purchase

Office
Retail
Industrial
Other
Warehouse
Hotel/Motel
Land
Agriculture
Recreational Use

Loan Portfolio – CRE Owner-Occupied
Includes SBA
Owner-occupied commercial real estate totaled $1.30 billion as of 6/30/2011
Represented 23% of gross loans at 6/30/2011
6% of owner-occupied CRE loans were non-performing at 6/30/2011
SBA loans are $94 million, or 7% of total owner-occupied CRE loans at 6/30/2011
Source: Company filings.
CRE OO loan mix by geography CRE OO loan mix by property type
23
Washington:
$432 / 33%
N. California:
$357 / 28%
Oregon:
$300 / 23%
Idaho:  $76 / 6%
S. California:
$30 / 2%
Montana:
$14 / 1%
Other:  $12 / 1%
Outstanding balance of $1,300 million at June 30, 2011
(in millions)
$339
$240
$231
$133
$126
$80
$56
$48
$46
$0
$50
$100
$150
$200
$250
$300
$350
$400
Outstanding balance of $1,300 million at June 30, 2011
(in millions)
Arizona:  $79 / 6%

(in thousands, unaudited)
6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011
Income (loss) before income taxes ($53,773) ($48,022) ($38,141) $5,417 $7,555
Provision for credit losses 70,781              60,892        30,000                 10,000      10,000
OREO expense 17,206              10,456        23,993                 11,400      14,452
Interest reversal on non-performing loans 20,711              17,302        15,527                 12,271      9,596
Charge on prepayment of debt -                      -               11,296                 -             -
Total
(1)
$54,925 $40,628 $42,675 $39,088 $41,603
For the quarters ended
Adjusted Pre-Tax, Pre-Provision Income
(1) Management believes that this presentation of non-GAAP results provides useful information to investors regarding the effects of the credit cycle on the Company’s reported results of operations.
24

Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
Investor Contacts Media Contact
Patrick Rusnak Cara Coon
Chief Financial Officer VP/Communications and Public Affairs Director
(509) 227-0961 (509) 626-5348
patrick.rusnak@sterlingsavings.com cara.coon@sterlingsavings.com
Daniel Byrne
EVP/Corporate Development Director
(509) 458-3711
dan.byrne@sterlingsavings.com
25